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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                             --------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                             --------------------

       Date of Report (Date of earliest event reported): APRIL 10, 1997


                             THE KRYSTAL COMPANY
            (Exact name of registrant as specified in its charter)


        TENNESSEE                   0-20040                62-0264140
(State of incorporation)      (Commission File No.)       (IRS Employer
                                                       Identification No.)

                ONE UNION SQUARE, CHATTANOOGA, TENNESSEE 37402
         (Address of principal executive offices, including zip code)

                                (423) 757-1550
             (Registrant's telephone number, including area code)



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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On April 10, 1997, the United States District Court for the Eastern District of Tennessee (the "Bankruptcy Court") entered an order (the "Confirmation Order") confirming the Second Amended and Restated Plan of Reorganization, as amended and modified to date (the "Plan") of The Krystal Company (the "Company"). The Confirmation Order and the Plan are filed, respectively, as Exhibits 99.1 and 2 to this Form 8-K and are incorporated herein by reference. The Confirmation Order became final on April 22, 1997. The effective date under the Plan is the first business day after satisfaction of the following conditions: (a) the Company shall have in its possession, custody on control immediately available funds in an amount sufficient to enable it to make all distributions required by the Plan to be made and (b) all distributions required by the Plan to be made shall have been made.

         For a summary of the material features of the Plan, reference is made to the information set forth under the caption "Summary" in the Company's Disclosure Statement regarding its Plan dated February 27, 1997, filed as Exhibit 99.2 to this Form 8-K and incorporated herein by reference. The Disclosure Statement describes the Plan.

         As of April 22, 1997, the Company had 7,478,568 shares of its common stock, without par value ("Shares"), issued and outstanding. No Shares will be issued in respect of claims or interests filed and allowed under the Plan.

         For information as to the consolidated assets and liabilities of the Company and its subsidiaries, reference is made to the consolidated balance sheet contained in the Company's Annual Report on Form 10-K for the fiscal year period ended December 29, 1996, filed as Exhibit 13 to this Form 8-K and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS

No.       Description

2.1 Company's Second Amended and Restated Plan of Reorganization dated February 24, 1997.

2.2       Preconfirmation Modification of Plan dated April 8, 1997.

13  *     Form 10-K of the Company for the year ended December 29, 1996.

99.1 Bankruptcy Court Order Confirming Company's Second Amended and Restated Plan of Reorganization.

99.2 Company's Disclosure Statement dated February 10, 1997, as Revised February 24, 1997, to accompany Second Amended and Restated Plan of Reorganization filed by The Krystal Company.

    * Incorporated by reference from the Company's Form 10-K filed on March 25, 1997. (File No. 0-20040).


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



April 23, 1997                           THE KRYSTAL COMPANY



                                         By: /s/ CAMDEN B. SCEARCE
                                             ----------------------------------
                                             Camden B. Scearce
                                             Vice President and
                                               Chief Financial Officer